UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2020

SENIOR CONNECT ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-39793	85-2816458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7114 East Stetson Drive, Suite 400

Scottsdale, AZ 85251

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (480) 948-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SNRHU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	SNRH	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SNRHW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2020, Senior Connect Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 41,400,000 (the “Units”), including the issuance of 5,400,000 Units as a result of the underwriter’s exercise of their over-allotment option (the “Over-Allotment Option”) in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A common stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $414,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-250932) for the IPO, filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 24, 2020 (the “Registration Statement”):

●	An Underwriting Agreement, dated December 10, 2020, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 10, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 10, 2020 (the “Letter Agreement”), by and among the Company, its officers, its directors and Health Connect Acquisitions Holdings LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 10, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 10, 2020, by and among the Company, Health Connect Acquisitions Holdings LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated December 10, 2020, by and among the Company and Health Connect Acquisitions Holdings LLC (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 10, 2020, by and between the Company and Health Connect Acquisitions Holdings LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 10,280,000 warrants (the “Private Placement Warrants”) to Health Connect Acquisitions Holdings LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $10,280,000. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by Health Connect Acquisitions Holdings LLC or its permitted transferees, (i) are not redeemable by the Company except as set forth in the Warrant Agreement, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2020, in connection with the IPO, Jeffrey A. Leerink, Lee Shapiro and Mark A. Thierer were appointed to the board of directors of the Company (the “Board”). Messrs. Leerink, Shapiro and Thierer are independent directors. Effective December 10, 2020, Messrs. Leerink, Shapiro and Thierer were also appointed to the Board’s (i) Audit Committee, with Mr. Shapiro serving as chair of the Audit Committee and (ii) Compensation Committee, with Mr. Thierer serving as chair of the Compensation Committee.

Following the appointment of Messrs. Leerink, Shapiro and Thierer, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Messrs. Leerink and Applbaum and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Messrs. Shapiro and Ryan Burke and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Messrs. Thierer and Richard T. Burke and will expire at the Company’s third annual meeting of stockholders.

On December 10, 2020, in connection with their appointments to the Board, each director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On December 10, 2020, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $414,000,000, comprised of $405,720,000 of the proceeds from the IPO (which amount includes $14,490,000 of the underwriter’s deferred discount) and $8,280,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On December 10, 2020, the Company issued a press release announcing the pricing and upsizing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 15, 2020, the Company issued a press release announcing the closing of the IPO and the exercise by the underwriter of the Over-Allotment Option for 5,400,000 additional Units, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No	Description

1.1	Underwriting Agreement, dated December 10, 2020, by and between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 10, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated December 10, 2020, by and among the Company, its officers, its directors and Health Connect Acquisitions Holdings LLC.

10.2	Investment Management Trust Agreement, dated December 10, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated December 10, 2020, by and among the Company, Health Connect Acquisitions Holdings LLC and the other holders party thereto.

10.4	Private Placement Warrants Purchase Agreement, dated December 10, 2020, by and among the Company and Health Connect Acquisitions Holdings LLC.

10.5	Administrative Services Agreement, dated December 10, 2020, by and between the Company and Health Connect Acquisitions Holdings LLC.

99.1	Press Release, dated December 10, 2020.

99.2	Press Release, dated December 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR CONNECT ACQUISITION CORP. I

By:	/s/ Ryan Burke
	Name:	Ryan Burke
	Title:	Chief Financial Officer

Dated: December 15, 2020

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